Exhibit 99.1

IEG Holdings Reminds Record Date Rights Holders for the $95.32 Million Rights

Offering that the Subscription Period Ends at 5:00 PM ET on August 29th

Las Vegas, Nevada – (August 25, 2016) – IEG Holdings Corporation (OTCQX: IEGH) reminds its rights offering shareholders that they have the right, but not the obligation, to exercise their non-transferable basic subscription rights for $1.00 per share of common stock, which allows its shareholders of record to acquire additional shares of common stock.

The rights offering also includes an over-subscription privilege, which will entitle each rights holder that exercises its basic subscription privilege in full the right to purchase additional shares of common stock that remain unsubscribed at the expiration of the rights offering. Both the basic and over-subscription privileges are subject to the availability and pro rata allocation of shares among participants.

The subscription rights may only be exercised during the subscription period, which ends at 5:00 PM ET on Monday, August 29, 2016. It is important to note that broker-dealers may have different cut off times prior to the official subscription period deadline. Therefore, IEG Holdings recommends that all record date rights holders contact their brokers or financial advisors about the rights offering to ensure that they can participate by the broker-dealer’s cut off time for subscriptions. IEG Holdings has the option to extend the rights offering and the period for exercising subscription rights for a period not to exceed 30 days, but IEG Holdings does not presently intend to do so.

Each subscription right entitles the holder to purchase one share of IEG Holdings common stock at a subscription price equal to $1.00, subject to a maximum offering of $95,319,741.

The rights offering is being made only by means of a prospectus. This press release shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state.

Requests for copies of the prospectus or questions from shareholders relating to the rights offering may be directed to the information agent for the rights offering, as follows:

Information Agent:

Georgeson LLC

1290 Avenue of the Americas

9th Floor

New York, NY 10104

(888) 680-1528 (toll free)

IEGH@Georgeson.com

Source Capital Group invites any interested broker dealers in participating in the rights offering to contact Source’s syndicate department at IEGH@sourcegrp.com.

About IEG Holdings Corporation

IEG Holdings Corporation (IEGH) provides online unsecured consumer loans under the brand name, “Mr. Amazing Loans,” via its website, www.mramazingloans.com, in 17 US states. The Company offers $5,000 loans over a term of five years at a 23.9% to 29.9% APR. IEG Holdings plans future expansion to 25 US states during 2016. For more information about the Company, visit www.investmentevolution.com.

Make sure you are first to receive timely information on IEG Holdings when it hits the newswire by signing up for IEG Holdings’ email news alert system at http://www.investmentevolution.com/alerts.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical facts included in this press release are forward-looking statements. In some cases, forward-looking statements can be identified by words such as “believe,” “expect,” “anticipate,” “plan,” “potential,” “continue” or similar expressions. Such forward-looking statements include risks and uncertainties, and there are important factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These factors, risks and uncertainties are discussed in the Company’s filings with the Securities and Exchange Commission. Investors should not place any undue reliance on forward-looking statements since they involve known and unknown, uncertainties and other factors which are, in some cases, beyond the Company’s control which could, and likely will, materially affect actual results, levels of activity, performance or achievements. Any forward-looking statement reflects the Company’s current views with respect to future events and is subject to these and other risks, uncertainties and assumptions relating to operations, results of operations, growth strategy and liquidity. The Company assumes no obligation to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future, except as required by federal securities laws.

The contents of IEG Holdings’ website referenced herein are not incorporated into this press release.

Contact:

Investor Relations

Ted Haberfield

MZ Group│President – MZ North America

Direct: 760-755-2716

thaberfield@mzgroup.us

www.mzgroup.us